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                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                               September 26, 2002

                                INTERLIANT, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-26115                    13-3978980
-------------------------------    ---------------          -------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.



      Two Manhattanville Road
         Purchase, New York                                         10577
(Address of principal executive offices)                         (Zip Code)



                                 (914) 640-9000
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On September 26, 2002, Interliant, Inc. (the "Company") issued a press release announcing that it had closed on Debtor-in-Possession financing with Access Capital, Inc. The full text of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following document is furnished as an exhibit to this report:



Exhibit                                                                Page
Number   Description                                                  Number
-------  ----------------------------------------------------------  ---------
99.1     Press Release of Interliant, Inc. dated September 26, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2002

                                INTERLIANT, INC.

                         By:   /s/ Bruce S. Klein
                              -------------------------
                              Bruce S. Klein
                              Senior Vice President, General
                              Counsel and Secretary